UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

SOLAR ENERGY INITIATIVES, INC.

(Name of Registrant as Specified in Its Charter)

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Solar Energy Initiatives, Inc.

1800 NW Corporate Boulevard, Suite 201

BOCA RATON, FL 33431

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of our common stock, par value $0.001 per share (the “Common Stock”), at the close of business on July 1, 2013 of Solar Energy Initiatives, Inc., a Delaware corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July 15, 2013.

The purpose of this Information Statement is to notify stockholders of the Company that, on July 1, 2013, the Company received a written consent in lieu of a meeting of stockholders from the holder of 25,313,200 shares of Common Stock (representing 51% of the total voting power of the 687,440,441 issued and outstanding shares of Common Stock and the 1,000,000 shares of the issued and outstanding Series A Preferred Stock.  The written consent adopted resolutions approving an amendment to the Company’s articles of incorporation increasing the authorized number of common shares.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 1, 2013 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 51% OF THE VOTING POWER OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Gelmon

Michael Gelmon

President and Chief Executive Officer

July 15, 2013

Solar Energy Initiatives, Inc.

1800 NW Corporate Boulevard, Suite 201

BOCA RATON, FL 33431

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on July 1, 2013 of Solar Energy Initiatives, Inc., a Delaware corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July 15, 2013.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on July 1, 2013 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a principal stockholder of the Company.  A holder of the Company’s Common Stock has approved an amendment to the Company’s articles of incorporation increase the number of common shares authorized to be issued by the Company to 1,500,000,000 shares.  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Delaware Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

One shareholder, which holds more than 51% of the total issued and outstanding voting capital stock of the Company on the Record Date, required to vote on the Action.  The stockholder has voted for the following:

•

For the approval of an amendment to the articles of incorporation of the Company to increase the number of common shares of the Company authorized to be issued to 1,500,000,000, par value $0.0001.

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company to change the name of the Company, the affirmative vote of a majority of the voting capital stock is required.  On July 1, 2013, 1 stockholder of the Company voted in favor of the Action.  Under Sections 228 of the General Corporation Law, as amended, of the State of Delaware, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 51% of the holders of voting stock in lieu of a meeting of the stockholders.  Because the shareholder is entitled to cast a vote representing more than 51% of the total issued and outstanding voting capital stock of the Company on the Record Date, no action by the minority stockholders in connection with the Action is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner(1)	Number Of Common Shares	Percent Ownership
Michael Gelmon(2)	--	--%
Novation Holdings, Inc.(3)	3,000,000	0.4%

All Directors, Officers and Principal Stockholders as a Group	3,000,000	0.4%

(1)	The address of each shareholder is care of Solar Energy Initiatives at the address of record unless otherwise stated.
(2)	Michael Gelmon, is the sole Director and officer of Solar Energy Initiatives, Inc. He is Chairman and CEO of Novation Holdings, Inc.
(3)

Novation Holdings, Inc. also holds 1,000,000 shares of Series A Convertible Preferred Stock, which has voting power equal to 51 percent of all stock entitled to vote on any matter on which all shareholders are entitled to vote.

ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On July 1, 2013, the Company’s sole member of the board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to increase the number of common shares of the Company authorized to be issued to 1,500,000,000, par value $0.0001.  On July 1, 2013, the Company received a written consent in lieu of a meeting of stockholders from 1 holder of 3,000,000 shares of Common Stock (representing 0.4% of the total voting power) and 1,000,000 shares of Series A Preferred Stock (representing 51% of the total voting power) approving the Action. A copy of the Articles of Amendment is attached as Appendix A hereto.

Purpose of the Action

Over the course of the last several months, the Board of Directors has discussed the availability of authorized common shares to be issued by the Company in light of the current market price and trading activity of the common shares of the Company on the OTC Markets QB tier and the rights of certain holders of convertible promissory notes to convert at a price pegged to market price.  As such, the Board of Directors has determined that it is in the best interest of the Company to increase the authorized number of common shares in order to meet the obligations of the Company under the terms of those certain convertible promissory notes.

In consideration of the new direction of the Company, the Board of Directors recommends that the Company increase the number of common shares that the Company is authorized to issue to 1,500,000,000 in order to meet the obligations of the Company under certain promissory notes.

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Delaware.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Delaware law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendment to increase the number of common shares that the Company is authorized to issue and to change the par value, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action.  The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

For the fiscal year ending on July 31, 2012, there were no transactions with related persons required to be disclosed in this Information Statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 1800 NW Corporate Boulevard, Suite 201 Boca Raton, FL 33431.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Gelmon

Michael Gelmon

President and Chief Executive Officer

July 15, 2013

APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Solar Energy Initiatives, Inc., it was duly

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "IV" so that, as amended, said Article shall be and read as follows:

(a)

The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	1,500,000,000	$.0001
Preferred	10,000,000	$.001

(b)

The designations and the powers, preferences and rights, and the qualifications and restrictions thereof are as follows:

1)

The Preferred Shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

2)

All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

3)

No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporations which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporations which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

4)

The capital stock of this corporation shall be nonassessable and shall not be subject to assessment to pay the debts of the corporation. Shares are issued without cumulative voting rights and without any preemptive rights.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a written consent of stockholders of said corporation holding more than 51 percent of the total voting power of all classes of stock entitled to vote on the amendment was duly obtained in accordance with Section 228 of the General Corporation Law of the State of Delaware in which written consent the necessary number of votes as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this  ____ day of  July, 2013.

By:_______________________________________

         Authorized Officer

Title: Chief Executive Officer/President__________

Name: Michael Gelmon